EXHIBIT 10.14

Wellington Land Development, LLC

______________________________________________________________________

The Quantum Group, Inc.

3420 Fairlane Farms Road

Suite C & D

Wellington, FL  33414

Please be aware that we do not send invoices for your monthly rental payments.

Your Next rental payment will be due on    09/01/06             ,

In the amount of $    9395.06                , consisting of:

Base Rent $         8641.66

Park Security Contribution $    180.00

Sales Tax (6.5%) $    573.40

Total monthly rental payment $    9395.06

Commencement Date     07/01/06

End Date of Lease     06/30/09

Your monthly rental payment is due on the first of the month for the current month.  Make rental checks payable to:

Wellington Land Development LLC

3020 Fairlane Farms Road, # 4

Wellington, FL  33414

We also have a dropbox outside of our office for your convenience.

If you have any questions, please do not hesitate to call me at (561)333-9199.

COMMERCIAL LEASE

Table of Contents

Specific Lease Provisions

1

1.

Quiet Enjoyment

1

2.

The Landlord

1

3.

The Tenant

1

4.

Leased Premises

1

5.

Commencement Date of Lease

1

6.

The End Date of this Lease

1

7.

Security Deposit

1

8.

Permitted Uses of Leased Premises

1

9.

Basic Annual Rent

1

10.

Additional Rent

2

11.

Components of this Lease

2

12.

Date of this Lease

2

Standard Lease Provisions

3

1.

Definitions

3

a.

Adjustment Month

3

b.

Base Month

3

c.

Base Taxes

3

d.

Building

3

e.

CPI

3

f.

Common Areas

3

g.

Environmental Laws

3

h.

Environmental Violation

3

i.

Excess over Base Taxes

4

j.

Hazardous Substance

4

k.

Lease

4

l.

Lease Year

4

m.

Leased Premises

4

n.

Notices

4

o.

Property

4

p.

Provisions of the Lease

5

q.

Real Estate Taxes

5

r.

Tenant’s Proportionate Share

5

2.

Rent

5

a.

Basic Annual Rent

5

b.

Additional Rent

6

3.

Security Deposit

7

4.

Notices

7

5.

Alterations by Tenant

8

6.

Permitted Uses

8

7.

Term of this Lease

8

8.

Landlord’s Obligation to Repair

8

9.

Interruption of Services

8

10.

Sales or Lease Tax

9

11.

Utilities

9

12.

Failure to Deliver Possession

9

13.

Environmental Matters

9

a.

No Environmental Violations

9

b.

Tenant’s Obligations/ Financial Assurances

9

c.

Compliance with all Laws

10

d.

Notice to Landlord

10

e.

Survival

10

14.

Assignment/ Subletting

10

15.

Tenant’s Obligation to Repair

10

16.

Tenant’s Obligation to Maintain Insurance

11

a.

Public Liability

11

b.

Worker’s Compensation

11

c.

Casualty

11

d.

Other

12

17.

Increased Hazards

11

18.

Liens

12

a.

No Liens

12

b.

Interests of Landlord are not subject to Liens

12

c.

Liens on Property of Tenant

12

19.

Non-Liability of Landlord

12

a.

Present Landlord Only

12

b.

Successors and Assigns

12

c.

Limitations on Liability

13

20.

Limitation on Recovery against Landlord

13

21.

Landlord’s Right to Assign, etc.

13

22.

Indemnification

13

23.

Subordination

14

24.

Right of Landlord to Perform for Tenant

14

25.

Right of Entry

14

26.

Surrender of Leased Premises

14

27.

Signs

15

28.

Continuous Operation of Business

15

29.

Compliance with all Laws, etc.

15

30.

Compliance with ADA

15

31.

Changes by Landlord

16

32.

Damage to the Property

16

33.

Condemnation and Eminent Domain

16

a.

Taking

16

b.

Damages

16

34.

Defaults

17

a.

Failure to Pay

17

b.

Failure to Perform

17

c.

Failure to Adhere to Prohibition

17

d.

Execution, etc.

17

e.

Desertion

17

f.

Succession

17

g.

Trustee

17

h.

Emcubrence

17

35.

Landlord’s Remedies in Case of Default

17

a.

All Rights and Remedies Available

18

b.

Take Possession

18

c.

Relet

18

d.

Recovery

18

e.

Separate Suits

18

f.

Landlord’s Option

19

36.

Additional Remedy of Landlord

19

37.

Landlord’s Right to Injunctive and Other Relief

19

38.

Late Payment Charge

19

39.

Interest on Unpaid Amounts

20

40.

Cure Period

20

a.

Monetary Defaults

20

b.

Non-monetary Defaults

20

41.

Miscellaneous

20

a.

Rules and Regulations

20

b.

All Defaults are Material and Significant

20

c.

Non-Waiver

20

d.

Attorney’s Fees

21

e.

Severability

21

f.

Entire Agreement

21

g.

Captions

21

h.

Recording

21

i.

Brokers

21

j.

Corporate Authority

21

k.

Estoppel Certificate

21

l.

Accord and Satisfaction

21

m.

Successors

21

n.

Law

22

o.

Radon Gas Notification

22

EXHIBIT A

CERTIFICATE OF COMMENCEMENT DATE

 BASE MONTH FOR CPI

REAL ESTATE TAX BASE YEAR

The following is hereby confirmed regarding the Lease dated 07/01/06  between Wellington Land Development, LLC as Landlord, and The Quantum Group, Inc. as Tenant for the Leased Premises known as 3420 Fairlane Farms Road, Suite C & D,  Wellington, FL 33414 .

The Commencement Date is:

   07/01/06

The CPI Base Month

 is:

   April 2006

The Real Estate Tax Base Year is:    2005

Please sign below and return the original to the Landlord.

Acknowledged and agreed to:

The Quantum Group. Inc.

_____________________________________

Signature

_____________________________________

Typed/ Printed Name

_____________________________________

Date

EXHIBIT C

RULES AND REGULATIONS

PARKING:

Parking spaces are located in the front and rear of the building.

1.

The parking or storage of any vehicle not used on a daily basis for your transportation or in the operation of your business is prohibited.  This would include motor homes, travel trailers, utility trailers, trucks, boats, vans, etc.

2.

Any and all vehicles to be left on site overnight must first be approved by the Landlord on a case by case basis.

3.

All loading and unloading of goods is to take place at the rear of the building.

SIGNAGE:

3500, 3460, 3420, 3400, 3380, 3340 & 3020 Fairlane Farms Road - Each Tenant shall be entitled to one sign per occupied bay.  The sign shall be pre-cut vinyl letters mounted on the outside of the glass.  The sign shall be located in the upper half of the front door to the bay.  The Tenant’s sign shall cover an area not greater than one foot by two feet.  The sign can be up to two colors, one of which must be white.  Company Logos are allowable by the combination of lettering and logo cannot cover an area greater than that stated above.  Any style lettering is acceptable.

11101 S. Crown Way - All Tenants of the 11101 Building must comply with the 11101  Master Sign Plan – see attached.

11120 S. Crown Way - All Tenants of the 11120 Building must comply with the 11101  Master Sign Plan (see attached), except for sign size. Maximum size at the 11120 Building is 20’x3’ or 10’x2’6”, depending on bay size.

No signage shall be installed without prior approval of the Landlord.  Two sets of shop drawings are to be supplied to Landlord for Landlord’s approval.  Any signage installed without Landlord’s approval will be removed at Tenant’s expense.

DUMPSTERS:

The dumpsters are for the use of all Tenants.  Please be aware that any items left outside the dumpster will not be picked up.  Please place all items in the dumpster.  If the dumpster is full, please hold your items until it has been emptied.  All cardboard boxes should be broken down and placed in the cardboard recycle dumpster.  The dumpster is for trash accumulated in Tenant’s suite only.  Trash from off site is not to be dumped in the dumpsters.   Dumpsters are for typical office waste only.  Pallets, spools, crates, etc. are NOT permitted in the dumpsters and it is the Tenants responsibility to have them removed

EXHIBIT C (cont’d)

RULES AND REGULATIONS

at their expense.  Excessive trash may result in the Tenant providing a dumpster for their own use.

MISCELLANEOUS:

•

Animals - No dogs or other animals, other than Seeing Eye Dogs, shall be permitted in the building, on or about the common areas, or in the leased premises.

•

Hurricane Preparation - In the event of a hurricane, the Tenant will secure leased premises, including the placement of hurricane shutters.

Acknowledged and agreed to:

The Quantum Group, Inc.

____________________________

Signature

____________________________

Typed/ Printed Name

____________________________

Date

GUARANTEE OF LEASE

1.

This Guarantee of Lease involves the following:

a

  The Quantum Group, Inc.          ,  “Tenant”
3420 Fairlane Farms Road, Suite C & D, Wellington, FL  33414 “Tenant Address”

b

  Wellington Land Development, LLC                                   “Landlord”

c

  Noel Guillama                                                                  “Guarantor”

d.

                                                                              “Guarantor Address”

e

  3420 Fairlane Farms Road, Suite C & D, Wellington, FL   “Property”

2.

Tenant wants Landlord to enter into a lease (the “Lease”) dated 07/01/06, in which Tenant will lease the Property from Landlord.  Landlord will not enter into the Lease unless Guarantor agrees to this Guarantee of Lease.  Because of the relationship between Tenant and Guarantor, there is a significant benefit to Guarantor if Landlord enters into the Lease.  Guarantor has reviewed the Lease and has received, or has had the opportunity to receive, legal advice.

3.

Guarantor agrees that without notice from Landlord being required and also within five (5) days of demand by Landlord if Landlord chooses to give notice that Guarantor shall do all of the following:

a.

Guarantor will pay all money due to Landlord under the Lease which Tenant fails to pay, however the obligation of Guarantor to pay such money shall cease once the Guarantor has paid the value of lease (the “Guarantor’s Maximum Payment Amount”) to Landlord.   Simultaneously with each payment, Guarantor must give written notice to Landlord that payment is to be included towards the Guarantor’s Maximum Payment Amount.  Each time Guarantor makes a payment, Tenant agrees that Tenant is in default and as a result, Landlord forever thereafter has the option to:

I.

Treat the payment as coming from the Tenant and allow the Lease to remain in effect, or

II.

Shorten the term of the Lease to any date stated in a notice to Tenant from Landlord; or

III.

Exercise any rights and remedies granted to Landlord under the Lease if Tenant defaults.

b.

Guarantor will at Guarantor’s expense cure all defaults of Tenant under the Lease (except for the payment of money due to Landlord) and will perform as required of Tenant under the Lease and Guarantor’s expenses in doing so shall not be included in the Guarantor’s Maximum Payment Amount.

4.

Landlord and Tenant may change the Lease.  Guarantor is bound to any changes in the Lease agreed to by Landlord and Tenant.  While Landlord is not obligated to give any concessions or waive any default, if Landlord agrees to do so, Guarantor remains bound as if the concession or waiver had not occurred.

5.

Guarantor’s liability is not changed by (a) the release or discharge of Tenant under any creditors’, receivership, bankruptcy, or other proceedings, (b) the impairment, limitation, or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease, resulting from the operation of any present or future provision of any bankruptcy laws or other statue or from the decision of any court;  (c) the rejection or disaffirmance of the Lease by Tenant, or (d)  any disability or other defense of Tenant.

6.

This Guarantee of Lease may not be modified except in writing signed by Landlord, Tenant, and Guarantor.  Venue for any litigation based upon this Guarantee of Lease shall lie in any jurisdiction chosen by Landlord.  Landlord is entitled to the recovery of its attorney’s fees if it is the prevailing party in any litigation based upon this Guarantee of Lease.

Witnesses to signatures:	Tenant: The Quantum Group, Inc.

Signature of witness # 1

Signature of witness # 2	Guarantor – Noel Guillama

Date:

State of Florida

County of Palm Beach

This Guarantee of Lease was sworn to and subscribed before me by the Guarantor and Tenant on _______________________.  The Guarantor and Tenant are personally known to me or presented the following identification:  Copy of  Drivers License.

Signature of Notary Public	Stamp or Seal

Printed name of Notary Public

SECURITY ADDENDUM

This ADDENDUM (“ADDENDUM”) is part of the COMMERCIAL LEASE dated 07/01/06 between Wellington Land Development as Landlord, and The Quantum Group, Inc., as Tenant for the Leased Premises known as 3420 Fairlane Farms Road, Suite C & D, Wellington, FL  33414.

This ADDENDUM controls in any conflict between this ADDENDUM and the COMMERCIAL LEASE.  The COMMERCIAL LEASE binds all parties and is in force according to its terms, except as modified herein.

A.

Tenant must provide security: Landlord has no obligation to provide security for persons or property.  Security is the responsibility of Tenant.  Tenant requests Landlord to arrange for a third party to provide security to Wellington Business Centre.

B.

The contract: Landlord will within 30 days enter into a contract it deems reasonable for a third party to provide security.  Landlord may terminate that contract and not enter into another.

C.

Landlord has no liability: Landlord has no liability: 1) for any act or omission by any providers of security; and 2) if Landlord terminates all contracts with security providers.  Tenant releases and holds harmless Landlord and its officers, directors, employees, agents and trustees from liability for acts of omissions by providers of security, and for any failure to provide security.

D.

No warranty or representation: Landlord makes no warranty or representation as to security that may be provided, or that any security will prevent theft, harm, or death to persons or property.  Tenant must decide if the security is sufficient.  If the security is insufficient, Tenant must arrange at its expense for the security required by Tenant; however, Tenant remains obligated hereunder.

E.

Tenant’s contribution: If there is a contract with a third party to provide security, Tenant must pay $180.00 plus sales tax and Tenant’s proportionate share of increases in costs, as Additional Rent on the first day of each month hereafter throughout the Term of the Lease.

Dated this _________ day of ________________, 2006

Landlord:	Tenant:

Wellington Land Development, LLC	The Quantum Group, Inc.

Signature	Signature
As Managing Member

Guy A. Mancini
Printed/ Typed	Printed/ Typed

ADDENDUM I

This Addendum (“Addendum”) is part of the COMMERCIAL LEASE dated 07/01/06 between Wellington Land Development as Landlord and The Quantum Group, Inc., as Tenant for the Leased Premises known as 3420 Fairlane Farms Road, Suite C & D,  Wellington, FL  33414.

1.

Tenant is required to pay $26,415.12 at signing of Lease - Security Deposit $7,625.00,
July Rent $0.00, August Rent $8,641.66, Last Month Rent $8,641.66.

2.

July rental payment is waived to allow for renovations and improvements.

3.

Landlord states that, to the best of his knowledge, the electrical system is working properly.  Any repairs that need performed on existing electrical system will be at Landlords expense.

4.

A/C inspection to be performed upon occupancy, with Tenant present.

Dated this _________ day of ________________, 2006

Landlord:	Tenant:

Wellington Land Development, LLC	The Quantum Group, Inc.

Signature	Signature
As Managing Member

Guy A. Mancini
Printed/ Typed	Printed/ Typed

Witnesses:	Witnesses:

1 __________________________________________	1 _________________________________________

2 __________________________________________	2 _________________________________________

COMMERCIAL LEASE

Specific Lease Provisions

1.

Quiet Enjoyment:  The Tenant hereby leases from the Landlord, and the Landlord hereby leases to the Tenant, the Leased Premises.  Subject to all of the Provisions of this Lease, if the Tenant complies with all of the Tenant’s obligations set forth in this Lease, the Landlord shall not disturb the Tenant’s quiet enjoyment of the Leased Premises during the term of this Lease.

2.

The Landlord:  (“Landlord”) The name of the Landlord is Wellington Land Development, LLC.  The address of the Landlord is 3020 Fairlane Farms Road, Suite 4,  Wellington, FL 33414.

3.

The Tenant: (“Tenant”) The name of the Tenant is  The Quantum Group, Inc.   The Tenant is a Florida  Corporation.  The address of the Tenant is 3420 Fairlane Farms Road, Suite C & D, Wellington, FL  33414.

4.

Leased Premises:  (“Leased Premises”)  The address of the Leased Premises is 3420 Fairlane Farms Road, Suite C & D, Wellington, FL  33414. The Leased Premises includes all improvements on the Leased Premises.  The Tenant has inspected the Leased Premises and finds it to be in acceptable condition.  The Leased Premises has 6,100 rentable square feet and the Property has 10,600 rentable square feet.

5.

Commencement Date of Lease:  (“Commencement Date”) The Commencement Date of the term of this Lease is  07/01/06.

6.

The End Date of this Lease:  (“End Date”) The term of this Lease shall cease on the End Date which is 06/30/09,  3 year(s) from the Commencement Date.

7.

Security Deposit: (“Security Deposit”) The Security Deposit amount is $7,625.00.            The Security deposit becomes non-refundable if Tenant does not take possession of Suite by Commencement date.

8.

Permitted Uses of Leased Premises: (“Permitted Uses”) The Leased Premises may be used only for uses approved under the Light Industrial Classification of the PIPD Code of the Palm Beach County Zoning Code and for no other purposes whatsoever.  All of the Tenant’s interior buildout must have prior approval by Landlord, and must be in compliance or exceed the Village of Wellington’s and Palm Beach County Building and Zoning Codes.

9.

Basic Annual Rent: (“Basic Annual Rent”) The Basic Annual Rent during the first Lease Year is $103,700.00.   Each monthly installment of Basic Annual Rent during the first Lease Year is  $8,641.66.  After the first Lease Year, Basic Annual Rent and each monthly installment of Basic Annual Rent are increased as set forth in the Standard Lease Provisions.

10.

Additional Rent: (“Additional Rent”) The Tenant is obligated to pay Additional Rent as set forth in the Standard Lease Provisions.

11.

Components of this Lease:  This component of the Lease is referred to as the “Specific Lease Provisions”.  This Lease consists of all the following:

a.

The Specific Lease Provisions.

b.

The Standard Lease Provisions.

c.

Exhibit “A” – Certificate of Commencement Date & Base Month for CPI

d.

Exhibit “B” – Diagram of the Leased Premises

e.

Exhibit “C” – Rules and Regulations

f.

Security Addendum;  Addendum I

g.

Guarantee of Lease

12.

Date of this Lease:  The date of this Lease is 07/01/06.

Landlord:	Tenant:

Wellington Land Development, LLC	The Quantum Group, Inc.

Signature	Signature
As Managing Member

Guy A. Mancini
Printed/ Typed	Printed/ Typed

Witnesses:	Witnesses:

1 __________________________________________	1 _________________________________________

2 __________________________________________	2 _________________________________________

COMMERCIAL LEASE

Standard Lease Provisions

1.

Definitions:  Some of the words used in this Lease have the meanings set forth below:

a.

Adjustment Month:  For each Lease Year after the first Lease Year, the “Adjustment Month” is the ninth calendar month of the then preceding Lease Year.

b.

Base Month:  “Base Month” is the calendar month that is three months prior to the month in which the Commencement Date of this Lease falls.

c.

Base Taxes:  “Base Taxes” means the Real Estate Taxes assessed on the Property the year prior to the Commencement Date.   For Renewal Leases, the Base Tax Year shall carryover as set forth in Exhibit A.

d.

Building:  “Building” is the structure within which the Leased Premises is located, together with the real restate on which the structure is located and all other improvements and appurtenances thereto from time to time designated by Landlord as being a part of the Building, including but not limited to any landscaping, sidewalks, drives, common areas, parking areas, walkways, hallways, elevators, stairways, lobbies, and utility rooms.

e.

CPI:  “CPI” means the Consumer Price Indexes for all Urban Consumers and Urban Wage Earners and Clerical Workers, U.S. City Average (1967=100) using the table entitled, “All Urban Consumers,” issued by the U.S. Department of Labor, Bureau of Labor Statistics, commonly referred to as Consumer Price Index.  If the publication of the CPI is discontinued or its format changed, the Landlord shall select a regularly published index which in the Landlord’s reasonable judgement most closely parallels the CPI, and such index shall then be used in place of the CPI.

f.

Common Areas:  “Common Areas” are those portions of the Building designated by Landlord for the Tenant’s use in common with others.

g.

Environmental Laws:  “Environmental Laws” shall mean all federal, state, and local laws, regulations, or ordinances, now or hereafter existing 1) which govern or otherwise relate to the use, storage, treatment, transportation, manufacture, refinement, handling, production, or disposal of any hazardous substance, or 2) which deals with protection of the health of any living person or thing or the protection of any part of the environment.

h.

Environmental Violation:  “Environmental Violation” shall mean 1) any direct or indirect discharge, disposal, spillage, emission, escape, pumping, pouring, injection, leaching, release, seepage or filtration of any hazardous substance at, above, upon, under or within the property, or from the Property to real estate contiguous thereto, in violation of any environmental law or in excess of any reportable quantity established under any environmental law, 2) any deposit, storage, dumping, placement or use of any hazardous substance at, above, upon, under or within the property or any real estate contiguous thereto in violation of any environmental law, 3) the abandonment or discarding of any barrels, containers or other receptacles containing any hazardous substances in violation of any environmental laws, either at, above, upon, under or within the property or at any offsite location by Tenant or any subtenant or occupant of the Leased Premises or anyone acting by, through or under

Tenant’s direction or control, 4) any activity which is reasonably likely to result in any liability, cost or expense to Tenant or Landlord or any other owner or occupier of the Leased Premises, or which might result in the creation of a lien on the Leased Premises under any environmental law, and 5) any other material violation of, or noncompliance with, any environmental law.

i.

Excess Over Base Taxes:  “Excess Over Base Taxes” means the real estate taxes on the property which exceed the amount of the base taxes, without regard to whether such excess over base taxes arises from increases in the value of the property, increases in the rate of taxation, changes in the method of calculation, or the imposition of new or different taxes upon the property whether by the same taxing entities or by new or different taxing entities.

j.

Hazardous Substance:  “Hazardous Substance” shall mean 1) any flammable substances, explosives, radioactive material, hazardous material, hazardous wastes, toxic substances, pollutants, contaminants or any related materials or substances specified in any of the environmental law (including any “hazardous substance” as defined in CERCLA), 2) asbestos, radon, and polychlorinated biphenyls, 3) urea formaldehyde, and 4) any chemical, compound, substance or thing which can, may or does pose harm or the threat of harm to any living person or thing or any part of the environment.

k.

Lease:  “Lease,” means both the Specific Lease Provisions and the Standard Lease Provisions.  All portions of the Lease are complimentary, and what is required by one part of the Lease shall be as binding as if required by all parts of the Lease.

l.

Lease Year:  The first Lease Year begins on the first day of the calendar month in which the Commencement Date falls, and ends on the last day of the eleventh calendar month thereafter.  Each Lease Year after the first Lease Year begins on the first calendar month following the preceding Lease Year, and ends on the last day of the eleventh calendar month thereafter.

m.

Leased Premises:  “Leased Premises” is that portion or portions of the building as generally shown by Exhibit “B”.  The Leased Premises has the number of rentable square feet as set forth in the Specific Lease Provisions.  The number of rentable square feet is stated solely for calculation purposes under this lease, and does not constitute a representation of the actual number of square feet of space in the Leased Premises.  The Landlord makes no representation or warranty as to the actual measurements or dimensions of the Leased Premises.  Exhibit “B” is provided as a diagram to identify portion(s) of the building, but does not constitute a representation by Landlord as to the measurements or dimensions of the Leased Premises.

n.

Notices:  “Notices” are all request, statements, demands, correspondence, communications and transmittals sent by any party to this Lease to any other party to this Lease.

o.

Property:  “Property” includes both the Leased Premises and the building.

p.

Provisions of this Lease:  “Provisions of this Lease” means all terms, conditions, statements, requirements, contingencies, provisos, obligations, rights and liability set forth in this Lease.

q.

Real Estate Taxes:  “Real Estate Taxes” means all real estate taxes, assessments and levies and all other governmental levies and charges of every kind whatsoever which arise in connection with the ownership, use, occupancy or possession of the Property or any part thereof, including interest on installment payments and all costs and fees (including reasonable attorney’s fees) incurred by Landlord in contesting or negotiating with public authorities with respect to the same.  If at any time during the term of this Lease the methods and/or bases of taxation prevailing at the Commencement Date shall be altered so that in addition to, or in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on the Property there shall be a different basis or method of computation, then “Real Estate Taxes” shall include such additional or other methods or bases.

r.

Tenant’s Proportionate Share:  “Tenant’s Proportionate Share” is that part of the Excess over Bases Taxes which the Tenant is responsible to pay for under this Lease as additional rent.  The Tenant’s Proportionate Share of the Excess over Bases Taxes is determined by multiplying the Excess over Base Taxes by a fraction: the numerator of which is the number of rentable square feet of the Leased Premises; and the denominator of which is the number of rentable square feet in the property as determined by the Landlord.

2.

Rent:  All payments of basic annual rent and additional rent shall be made in lawful currency of the United States of America to the Landlord at the Landlord’s address, or at such other place(s) stated in writing by the Landlord, and all payments shall be made in advance and not in arrears.  If the Commencement Date falls on a day other than the first day of a calendar month, then the monthly installment of basic annual rent due for the first calendar month of the first Lease Year shall be prorated.

a.

Basic Annual Rent:  Basic Annual Rent is determined on a Lease Year basis.  On the Commencement Date and on the first day of each and every calendar month during the term of this Lease, the Tenant shall pay to the Landlord a monthly installment of Basic Annual Rent for the then current Lease Year.

i.

During the first Lease Year:  Each monthly installment of basic annual rent during the first lease year in the amount stated in the specific lease provisions.

ii.

After the first Lease Year:

1)

Computation:  The basic annual rent for each Lease Year after the first Lease Year is computed by multiplying the basic annual rent for the first Lease Year by a fraction which has as its numerator the CPI for the adjustment month and as its denominator the CPI for the base month.  The amount of each monthly installment of basic annual rent in each Lease Year after the first Lease Year shall be computed by dividing the basic annual rent for such Lease Year by twelve.

2)

Minimum/Maximum:  Notwithstanding any part of this Lease which is or may appear to be to the contrary, the basic annual rent for any Lease Year after the first Lease

Year shall not be less than 102% or greater than 108% of the basic annual rent in the prior Lease Year.

3)

Confirmation Letter:  Following the Commencement Date the Landlord shall send or deliver to the Tenant the letter attached hereto as Exhibit “A”, with the blank lines filled in with the correct information.  Within 5 days of receiving the letter, the Tenant shall confirm the information set forth therein by executing the letter and sending same back to the Landlord.  In the event that the Tenant shall fail to timely execute and send the letter to the Landlord, the information contained in the letter presented to the Tenant shall be conclusively deemed to be accurate in all respects and shall constitute absolute evidence and proof of the matters set forth therein.

b.

Additional Rent:  Together with the obligation to pay basic annual rent, the Tenant is also obligated to pay additional rent during the term of the Lease.  The failure to timely pay additional rent is a failure to timely pay rent under the provisions of all statutes and laws.

i.

Real Estate Taxes

1)

The Tenant shall pay as additional rent the Tenant’s proportionate share of the excess over base taxes.  If the first Lease Year or the last Lease Year is less than an entire calendar year then the Tenant’s proportionate share of the excess over base taxes shall be prorated for such calendar year.

2)

Upon the Landlord’s receipt of the statement of real estate taxes for each calendar year during the term of this Lease, the Landlord shall calculate the Tenant’s proportionate share of the excess over base taxes and shall send a statement thereof to the Tenant.  The Tenant shall pay the Tenant’s proportionate share of the excess over base taxes within 20 days of the sending of the statement to the Tenant.

3)

If the end of the term of this Lease falls at a time when the Landlord has not yet received a statement of the real estate taxes for that calendar year, the Landlord shall reasonably estimate the Tenant’s proportionate share of the excess over base taxes for that year and the Tenant shall pay same within 20 days of the sending of the statement to the Tenant.

4)

If the Landlord contests the amount of the real estate taxes for the Leased Premises, there shall be added to the excess over base taxes the cost of any such contest, including reasonable attorney’s fees and expenses incurred in such contest.

ii

Other Amounts Due under Lease:  All amounts except Basic Annual Rent to be paid by Tenant under the provisions of this Lease are Additional Rent, and shall be paid by Tenant to Landlord within 5 business days of demand.

iii

Payments by Landlord:  If Landlord pays any money which is the obligation of the Tenant according to the provisions of this Lease, or if the Landlord incurs any expense, including reasonable attorney’s fees, in the enforcement of the Landlord’s rights under this Lease or the performance of any obligations otherwise imposed upon the Tenant under the provisions of this Lease, then such money paid and such expense incurred is additional rent and shall be paid to Landlord by Tenant within 5 business days of demand therefor.

iv

Tenant’s Excessive Use:  If in the reasonable judgement of the Landlord the Tenant’s use of water, production of trash or garbage, or other acts or omissions on the part of Tenant cause a disproportionate increase in the charges to the Landlord for such items, it is the responsibility of the Tenant to pay the entire amount attributed to such increase in such items as additional rent, and Tenant shall pay same to Landlord upon each demand therefor within 5 business days of the demand.

3.

Security Deposit:  The Security Deposit shall be held by Landlord without interest thereon owing to Tenant, in a separate account or in any general property management account established by Landlord and may be commingled with other funds of the Landlord and other third parties.  Each time the amount of the Security Deposit is diminished by Landlord’s use, retention or application thereof, Tenant shall, within 3 days after Landlord’s demand, deposit additional money with Landlord sufficient to restore the Security Deposit to its original amount.  The obligations to make deposits to restore the Security Deposit are obligations to make payments of additional rent.  Landlord may use, apply or retain the Security Deposit to the extent required for the payment of any sum as to which Tenant is in default or for any sum which Landlord may expend by reason of Tenant’s default on any of the provisions of this Lease.  If Tenant shall comply with all of the provisions of this Lease, the Security Deposit shall be returned to Tenant after the end of the term of this Lease and after delivery of possession of the Leased Premises to Landlord.  Landlord has the right to transfer the Security Deposit to any successor to Landlord’s interest in the Lease, and upon such transfer Landlord is hereby released by Tenant from all liability for the return of such Security Deposit.  The Landlord’s rights to recovery against the Tenant are not limited to the amount of the Security Deposit.

4.

Notices:  All Notices shall be sent to Landlord at the Landlord’s address as set forth in the Specific Lease Provisions, or to such other address as the Landlord shall inform the Tenant in writing.  The Tenant shall also send a copy of each Notice to such persons or entities designated by the Landlord from time to time.  Notice to the Tenant shall be sent to the Tenant’s address as set forth in the Specific Lease Provisions.  Each Notice shall be deemed to have been received 5 days after its deposit into the United States Mail, certified return receipt requested.  After the Commencement Date, Notice to the Tenant may be delivered to the Leased Premises, and is hereby deemed to have been received by the Tenant upon the date delivered whether or not the Tenant actually receives or is aware of the Notice.

5.

Alterations by Tenant:  Tenant shall not make any alterations or additions to the Property, or any part thereof, without the written consent of Landlord, which consent may be withheld for any reason deemed acceptable to Landlord or which consent may be conditioned upon Tenant performing as required by Landlord, including the payment of any costs incurred by Landlord.

6.

Permitted Uses:  Tenant shall use the Leased Premises only for the Permitted Uses, and then only to the extent that all governmental entities having jurisdiction over the Property approve such uses.  Landlord neither warrants nor represents that the Leased Premises can be used for the Permitted Uses.  The Tenant has conducted its own investigation and has determined by itself that the Leased Premises can be used for the Permitted Uses.  Notwithstanding any other statements in this Lease to the contrary, in no event shall the Tenant use the Leased Premises, or suffer or permit the use of the Leased Premises, in any manner such that the Leased Premises will be or become a place of public accommodation under the terms of Title III of the ASA, 42 USC § 1281, et. seq., or the rules and regulations issued thereunder.  In its use of the Property and in traveling to and from the Property, the Tenant and its officers, directors, agents, employees, servants, contractors and subcontractors shall not disturb any person or entity by creation of excessive or unreasonable light, sound, vibration, smoke, fumes, odors, dust, or pollution of any kind.

7.

Term of this Lease:  The term of this Lease shall begin on the Commencement Date and shall end on the End Date.

8.

Landlord’s Obligation to Repair:  Landlord shall keep the foundation, the roof, the floor, and exterior walls (excluding the interior surface of exterior walls and all windows, doors and glass) of the Leased Premises structurally sound, unless same is damaged by Tenant and in such event the Tenant shall repair same at Tenant’s expense.  Landlord shall not be required to commence any repair until a reasonable time after written Notice from the Tenant that such repair is necessary, and thereafter shall have a reasonable time to complete such repair, which shall in no event be less than the time period provided by Florida Statutes 83.201.  Landlord has no liability to Tenant for damage or deconstruction to any real or personal property as a result of Landlord’s failure to repair, or as a result of the repair operations.  The Landlord has no other repair or maintenance obligations, but at its sole option may elect to perform other repairs or maintenance without the obligation to do so at any time thereafter.

9.

Interruption of Services:  The Landlord makes no representations or warranties as to the continuance or non-interruption of services to the Property, including but not limited to elevator (if one is present on the Property as of the Commencement Date), lighting, water, electricity, sewerage, cleaning and maintenance.  The Landlord has no liability whatsoever in the event that any of the services is not provided to the Property, including but not limited to a failure as a result of repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, forces of nature, acts of God and other conditions beyond the reasonable control of the Landlord.  The Tenant is not entitled to any abatement of basic annual rent or additional rent for any interruption of, or failure to provide, services to the Property.

10.

Sales or Lease Tax:  Tenant shall pay Landlord any sales, use, excise and lease taxes and all other similar charges or payments required as a result of the existence of this Lease or as a result of the payments being made to Landlord hereunder, which are imposed or levied by any governmental entity having jurisdiction over the Property, this Lease, or the payments made pursuant to this Lease.  All such tax payments are due simultaneously with the amount from which the tax arises or is based, and all such tax payments are Additional Rent.

11.

Utilities:  Tenant agrees to make all deposits and pay promptly when due all charges for separately metered utilities supplied to the Leased Premises.  Tenant shall also promptly pay all charges for maintaining any such service, including any charges for repairing mechanical systems and for installing, repairing and setting meters.

12.

Failure to Deliver Possession:  Tenant recognizes that factors beyond the reasonable control of Landlord may prevent Landlord from delivering the Leased Premises to the Tenant on the Commencement Date, and Tenant is willing to accept that risk.  In the event that the Landlord fails to deliver possession of the Leased Premises to the Tenant on the Commencement Date, the Landlord shall have no liability whatsoever to Tenant for such failure or any direct or consequential damages arising therefrom, and this Lease shall remain in full force and effect; however, there shall be no basic annual rent or additional rent due hereunder until the Landlord is able to deliver possession to the Tenant.  In the event of a delay in delivery of possession to the Tenant, the commencement date shall be the date upon which possession is actually delivered to Tenant, and such date shall be confirmed as otherwise set forth in this Lease.

13.

Environmental Matters:

a.

No Environmental Violations:  Tenant shall not at any time 1) cause, permit or suffer to occur any Environmental Violation in, on, under or above the Property or 2) permit any person or entity occupying or using the Property or any part thereof under or through Tenant to cause, permit or suffer to occur any Environmental Violation.  Tenant is responsible for cleaning up and remedying any Environmental Violation on the Leased Premises and any Environmental Violation on the Property caused by the Tenant.

b.

Tenant’s Obligations/ Financial Assurances:  If an Environmental Violation occurs or is found to exist, the Tenant is responsible for remedying the Environmental Violation and its clean up, including but not limited to all costs and expenses incident or related thereto.  If in Landlord’s reasonable judgement, the cost of remediation and clean up is likely to exceed $5,000.00 Tenant shall provide to Landlord, within ten (10) days after Landlord’s request therefor, adequate financial assurances that Tenant will effect such redemption in accordance with the applicable Environmental Laws.  Such financial assurances shall be a bond or letter of credit reasonably satisfactory to Landlord in form and substance and in an amount equal to or greater than Landlord’s reasonable estimate of the anticipated cost of remedy and clean up.

c.

Compliance with all Laws:  The Tenant is responsible for compliance with all Environmental Laws and is responsible for remedying any

Environmental Violation and clean up.  If the Tenant fails to comply with all Environmental Laws or fails to remedy any Environmental Violation or fails to clean up, then Landlord shall have the right (but no obligation) to take any and all actions as Landlord shall deem necessary or advisable in order to cure such Environmental Violation and comply with all Environmental Laws, and all expenses and costs incurred by Landlord in so doing shall be Additional Rent.

d.

Notice to Landlord:  Tenant shall notify Landlord immediately after becoming aware of any Environmental Violation (or alleged Environmental Violation) or noncompliance with any of the covenants contained in this part of the Lease entitled “Environmental Matters”.

e.

Survival:  The obligations of Tenant under this part of the Lease entitled “Environmental Matters” shall survive the end of the term of this Lease.

14.

Assignment/Subletting:  This Lease may not be assigned by Tenant, and no part of the Leased Premises may be subleased by Tenant without the prior consent of Landlord, which consent shall not be unreasonably withheld.  Landlord may condition the grant of such consent upon the Tenant’s payment of all attorney’s fees and costs incurred by the Landlord thereby, upon the delivery of such information as the Landlord reasonably requests in relation thereto, and upon receipt of a guarantee and indemnification acceptable to Landlord.  If there is an assignment or subleasing without the express written consent of Landlord, Landlord may collect Basic Annual Rent and Additional Rent from the assignee, subtenant or occupant and apply the net amount collected to the amounts due under this Lease; but such collection shall not be deemed a waiver of Landlord’s right to forbid the assignment or sublease and it shall not be deemed to be the acceptance by Landlord of the assignee, subtenant or occupant as a Tenant hereunder, or as a release of performance of the obligations of Tenant.  Each time that the Tenant submits a request for the consent of the Landlord to permit the Tenant to assign or sublease, the Landlord has the option during the 90-day period following such request to end the term of this Lease of a date stated by Landlord, and Landlord has no liability to the Tenant if the Landlord enters into a lease or other agreement with the proposed subtenant or assignee prior to, upon, or after such declaration by the Landlord.

15.

Tenant’s Obligation to Repair:  Except for those items which under the terms of this Lease the Landlord is obligated to repair, the Tenant shall at all times during the term of this Lease maintain the Leased Premises in good repair and appearance and in safe operating condition, so that the entire Lease Premises is always in substantially the same condition as upon the Commencement Date of this Lease, reasonable wear excepted.  The Tenant shall perform all repairs and maintenance required of it without the necessity of Notice from the Landlord; however, the Tenant shall also complete all repairs and maintenance which the Landlord demands within 10 business days of such demand.  Notwithstanding anything to the contrary set forth in this Lease, the Tenant shall repair all damage to any part of the Property and all damage to any real or personal property owned by the Landlord, which is caused by the act or omission of the Tenant, or the officers, directors, employees, invitees or agents of the Tenant.  Tenant shall provide written Notice to Landlord of all repairs made by Tenant.  The Tenant shall at all times maintain an air conditioning services agreement in form and substance acceptable to Landlord with a company acceptable to Landlord for the repair and maintenance of all components of the air conditioning systems in the Leased Premises, and shall provide proof of same to Landlord annually or as often as Landlord may otherwise request.  It is the Tenant’s responsibility to perform all routine maintenance on the air conditioning systems, including filter replacements, throughout the term of this Lease.

16.

Tenant’s Obligation to Maintain Insurance:  Tenant shall maintain all insurance required under this Lease and shall provide documentation and proof of such insurance as the Landlord may require.  Each insurance policy required under this Lease must: be upon terms and conditions reasonably acceptable to the Landlord; be issued only by a company reasonably acceptable to Landlord; be cancelable only upon at least 30 days prior written notice to the Landlord; and name the Landlord and the Landlord’s officers, directors, employees, invitees and agents as additional insureds.  The following insurance is required during the entire term of this Lease:

a.

Public Liability:  General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Property, in an amount not less than $1,000,000.00 for bodily injury or death to any one person, and not less than $1,000,000.00 for any one event, and not less than $1,000,000.00 for property damage, and such other amounts as are commercially reasonable, but in no event less than the amounts required pursuant to any mortgage on the Leased Premises.

b.

Workers’ Compensation:  Workers’ compensation insurance covering all persons employed in connection with any work done by or on behalf of the Tenant for which claims for death or bodily injury could be asserted against Landlord, Tenant or the Property.

c.

Casualty:  Insurance against loss or damage to any part of the Leased Premises, except those portions which the Landlord is required to maintain, by any cause including but not limited to fire, lightning, windstorms, hail, explosion, riot, civil commotion, damage from aircraft, smoke and other risks from time to time included under standard extended and additional extended coverage policies, including vandalism and malicious mischief, sprinkler, plate glass and flood insurance, in amounts not less than the actual replacement value of all insurable improvements on the Leased Premises.  Such policies shall contain replacement cost endorsements.

d.

Other:  Such other insurance as Landlord may require, which at the time is commonly obtained for properties similar to the Leased Premises in Dade, Broward or Palm Beach County, Florida.

17.

Increased Hazards:  Tenant shall not do or omit to do, suffer to be done, or keep, or suffer to be kept, anything in, upon or about the Property which will be in violation of the Landlord’s policies insuring against loss or damage by fire or other hazards, including but not limited to public liability, or which will prevent Landlord from procuring such policies from companies acceptable to Landlord, or which cause the rate of fire or other insurance on the Property or other property of Landlord to be increased beyond the minimum rate from time to time applicable thereto.

18.

Liens:

a.

No Liens:  Tenant shall not permit any mechanic’s or other statutory or common law lien (collectively referred to as “Lien”) to be filed against the Property or against Tenant’s leasehold interest in the Leased Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Leased Premises though or under Tenant.  If any such Lien shall be filed against the Property, Tenant shall, within ten (10) days after notice of the filing thereof, cause it to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise.

b.

Interests of Landlord are not Subject to Liens:  Pursuant to Florida Statutes 713.10, the interests of the Landlord in the Property shall not be subject to liens for improvements made by the Tenant.  The Tenant shall notify any contractor making any improvements of this provision.

c.

Liens on Property of Tenant:  Within 30 days of bringing an item of personal property onto the Leased Premises, the Tenant shall provide the Landlord with written Notice if such property was subject to a lien prior to bringing it onto the Leased Premises.

19.

Nonliability of Landlord:

a.

Present Landlord Only:  In the event of any sale or transfer of the Leased Premises by the Landlord, including any transfer by operation of law, the Landlord and in case of any subsequent transfers or conveyances the then transferor or grantor, shall be automatically freed and relieved from and after the date of such transfer or conveyance.

b.

Successors and Assigns:  The Provisions of this Lease shall be binding on Landlord, and its successors and assigns, only during and in respect of their respective successive periods of ownership of the Property.  From and after the sale of the Property the Landlord has no liability whatsoever thereafter under the Provisions of this Lease.

c.

Limitations on Liability:  Notwithstanding any other statements in this Lease, neither Landlord nor any of its officers, directors, agents, trustees, or employees shall in any manner, or to any extent, be liable to Tenant or any other person or entity.

i.

For any loss, damage or injury to person or property caused by stoppage, failure, malfunction or other defect of or in utilities, or any other aspect or facility of the Property, including but not limited to leakage, overflow or backing up of or from the roof or plumbing, heating, air conditioning, gas lines, water mains, sewers or other drainage facilities.

ii.

For loss, damage or injury to person or property resulting from accidents, explosions, leaks or other causes attributable to Tenant’s use of the Property or arising in or about the Property.

iii.

For injury or death to any person, loss, damage, or injury to any property occasioned by or through the acts or omissions of persons or entities other than the Landlord, and the Landlord shall be liable for such loss, damage, injury or death to person or property only if it results from the gross negligence of the Landlord.

iv.

For injury or death to any person, loss, damage, or injury to any property as a result of the forces of nature.

v.

For damage, theft, or destruction of or to the fixtures and personal property of Tenant or others in and about the Property, regardless of the cause of such damage.  All property kept or stored on the Property is so kept or stored at the risk of Tenant.

20.

Limitation on Recovery against Landlord:  If Landlord shall fail to perform according to the Provisions of this Lease and Tenant shall recover a money judgement against Landlord thereby, the judgement shall be satisfied only out of the proceeds of sale received upon execution of the judgement and levied against the interest of Landlord in the Property, or out of the consideration received by Landlord from the sale or other disposition of all or any part or Landlord’s interest in the Property, and Landlord shall not be liable for any deficiency.  No other property or assets of the Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies herein, or for the Tenant’s collection of any debt, claim, judgement or other judicial process requiring the payment of money by the Landlord to the Tenant.

21.

Landlord’s Right to Assign, etc.:  The Landlord has the unlimited right to assign, mortgage, convey, hypothecate, transfer, and sell its right, title and interest in this Lease and in the Property.  The term “Landlord” shall refer only to the person or entity holding the rights of the Landlord under this Lease at any given time, and shall not necessarily refer to the actual person or entity named in the Specific Lease Provisions.

22.

Indemnification:  Tenant shall pay, protect, indemnify, save and hold harmless Landlord from and against any and all liabilities, losses, damages (including punitive damages), penalties, costs, causes of action, suits, claims, demands, or judgements of any nature whatsoever, arising from: the violation of any law, statute, rule, regulation, or ordinance by the Tenant or the Tenant’s officers, directors, agents or employees; any matter pertaining to the use, non-use, occupancy, operation, condition, design, construction, maintenance, repair or restoration of the Property or property adjoining the Property; any casualty, injury, death, or damage in any manner arising from or related to the Property or the Tenant’s use thereof, whether or not Landlord has or should have knowledge or notice of any defect or condition causing or contributing to said casualty, injury, death or damage; any violation of the Americans with Disabilities Act, Title III of the ADA 42 USC §12181, et. seq., and all regulations issued thereupon; and any breach by Tenant of any of the Provisions of This Lease or any contract or agreement to which Tenant is a party.  In case of any action or proceeding against Landlord, Tenant shall upon Notice from Landlord resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord, and Landlord will cooperate and assist in the defense of such action or proceeding if reasonably requested so to do by Tenant.  The obligations of Tenant under this part of the Lease entitled “Indemnification” shall survive the end of the term of this Lease.

23.

Subordination:  This Lease and all rights of Tenant are, and shall be, subject and subordinate to any and all mortgages which are presently, or may hereafter, be placed on the Property by the Landlord, and to all renewals, modifications, consolidations, replacements and extensions thereof.  Tenant covenants and agrees that this Lease shall not be a lien against the Property with respect to any mortgage that is presently or may hereafter be placed on the Property.  Tenant agrees to execute within 5 days of demand therefor any instruments, without cost, which may be deemed necessary or desirable by Landlord, to further effect the subordination of this Lease to any such mortgage or mortgages.  Upon request by the holder of any mortgage, the Tenant shall execute and record such documents as may be required to subordinate any mortgage to this Lease.

24.

Right of Landlord to Perform for Tenant:  The Landlord shall have the right, but not the duty, to discharge any of the Tenant’s obligations under the Provisions of this Lease which the Tenant fails or refuses to timely discharge and the cost thereof shall be Additional Rent.  This remedy is in addition to such other remedies Landlord has under this Lease.

25.

Right of Entry:  Landlord has the right but not the obligation to enter into and upon the Property, and to conduct any tests deemed necessary by the Landlord, during normal business hours, for the purpose of examining the Property or making repairs or alterations therein as may be necessary for the safety and preservation of the Property, or to determine whether Tenant is in compliance with the Provisions of this Lease.  The Tenant shall provide the Landlord any information regarding the use of the Property (including but not limited to all information regarding Environmental Violations and Hazardous Substances) reasonably requested by Landlord.  The Landlord has the right but not the obligation to enter the Leased Premises at any time in the event of an emergency.  No entry by the Landlord shall be deemed to be a constructive or actual eviction and there shall be no abatement of Basic Annual Rent or Additional Rent by reason of any such entry or work in the Property by the Landlord.

26.

Surrender of Leased Premises:  At the end of the term of this Lease, Tenant shall leave the Leased Premises in as clean and as good condition as at the Commencement Date, reasonable wear and tear excepted, and shall remove all of Tenant’s personal property therefrom.  If Tenant leaves any property in or about the Leased Premises, Landlord may without Notice to Tenant either a) dispose of it and charge Tenant the cost of disposal; or b) keep such property as abandoned property without any liability whatsoever to the Tenant.  The Tenant hereby waived all rights which may be provided under Florida Statutes for the treatment of abandon property.

27.

Signs:  Tenant shall not display any sign, picture, advertisement, awning, merchandise or notice on any part of the Property except as shall conform to rules and regulations specified by Landlord.  If Tenant shall fail to comply with the provisions of this paragraph, Landlord has the right, in addition to all other remedies granted to Landlord herein, to cause the immediate removal of such things at the cost of Tenant, which cost shall be Additional Rent.

28.

Continuous Operation of Business:  Tenant shall throughout the term hereof maintain the operation of its business at the Leased Premises.

29.

Compliance with all Laws, etc.:  Tenant shall comply with, and shall at its expense cause the Leased Premises to comply with, the provisions of all recorded covenants, conditions and restrictions in any way touching or affecting the Property including but not limited to all building, zoning, fire and other governmental laws, statutes, ordinances, and regulations (including any amendments thereto after the execution of this Lease) applicable to the Property; and all requirements of the carriers of insurance covering any portion of the Property.  Tenant has determined that all parts of the Property comply with all applicable statutes, laws, ordinances, regulations, rules and orders of every kind and nature now in effect relating to or affecting any part of the Property, and has not relied upon the representations, if any, of the Landlord in making such determination.  In the event that any present or future laws, regulations, statutes or ordinances require any modifications whatsoever to the Leased Premises, the Tenant shall make such modifications at its own expense and only with the approval of the Landlord.

30.

Compliance with ADA:  The Tenant has examined the Property and the Landlord’s Work if the Landlord has agreed to do any, is familiar with the requirements of Title III of ADA, 42 USC §12181 et. seq., the regulations pertaining to it including those found at 28 CFR Part 36, and the ADA Title III Technical Assistance Manual issued by the United States Department of Justice (collectively the “ADA”), and hereby warrants and represents to the Landlord that the Property both at the time of the execution of this Lease and after the Landlord’s Work, if any, and the Tenant’s use of the Property, is in compliance with the ADA.  Any alterations or additions to any part of the Leased Premises required as a result of the ADA, or required as a result of the Tenant’s use of the Leased Premises because of the ADA, shall be made only with the approval of the Landlord and at the sole cost and expense of the Tenant.  The Tenant is responsible for all costs associated with compliance with the ADA, including but not limited to the costs of any changes to the Leased Premises or otherwise required as a result of the ADA.

31.

Changes by Landlord:  Nothing herein shall be construed to be a guaranty of continuance of light or air over or into the Property or any property adjoining the Property, or a guaranty to preserve any view from any part of the Property, or a guaranty that access to and from the Property will remain as it is at the Commencement Date, or a guaranty that the Property will be in any given condition at any time during the term of this Lease.  The Landlord reserves the absolute right to change any part of the Building or surrounding areas in any manner deemed acceptable to Landlord.  The Landlord has the option, upon a single payment or credit to the Tenant of twice the amount of the then current Monthly Installment of Basic Annual Rent, to relocate the Tenant to any other space in the Building which is of comparable size to that of the Leased Premises.  In the event the Landlord exercises the foregoing option, the Tenant shall surrender, upon the date stated in the Notice to the Tenant of the Landlord’s exercise of this option, the Leased Premises in the condition otherwise required at the end of the term of this Lease; and thereafter the Leased Premises shall refer to the space to which the Tenant is relocated.  If the space to which the Leased Premises is relocated is larger than the original Leased Premises, there shall be no increase in the numerator of the fraction used in the calculation of the Tenant’s Proportionate Share.

32.

Damage to the Property:  If the Property is damaged by fire or other casualty, this Lease shall remain in effect if the Landlord determines that it is in its best interests to restore the Property, and in such event the Landlord shall substantially restore the Property to its condition immediately preceding the damage, unless the damage was caused by the Tenant, or the officers, directors, employees, agents or invitees of the Tenant, and in the Tenant at its expense shall immediately restore the Property to its condition immediately preceding the damage.  The Basic Annual Rent shall be abated for so much of the Leased Premises as may be untenable during the period of repair and restoration, unless the damage was caused by the act or omission of the Tenant or the officers, directors, employees, agent or invitees of the Tenant and then there shall be no abatement.  The Landlord has the option to end the term of this Lease at a date stated in written Notice to the Tenant if in the reasonable judgement of the Landlord the Property cannot be restored with the available insurance proceeds, or if in the reasonable judgement of the Landlord it is not financially beneficial to the Landlord to restore the Property.  Landlord’s only obligation to repair or restore hereunder shall be limited to a basic building and the replacement of any interior work which may have originally been installed at Landlord’s cost.  The obligations of the Tenant to restore and repair the Property as set forth in this part of the Lease entitled “Damage to the Property” shall survive the end of the term of this Lease.

33.

Condemnation and Eminent Domain:

a.

Taking:  If in the reasonable opinion of the Landlord a portion of the Property, materially affecting Tenant’s use thereof, shall be acquired or condemned by right of eminent domain or otherwise for any public or quasi-public use or purpose (herein collectively “Condemnation”), then Landlord, as its election, may end the term of this Lease by giving Notice of same to Tenant of its election.

b.

Damages:  Landlord reserves to itself, and Tenant irrevocably assigns to Landlord, all rights to damages accruing on account of any Condemnation for which damages are payable.  Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for trade fixtures installed by Tenant at its own cost and expense and which are not part of the realty.

34.

Defaults:  The following are defaults under this Lease:

a

Failure to Pay:  If Tenant fails to timely pay any amount due under the Provisions of this Lease;

b.

Failure to Perform:  If Tenant shall fail to timely perform any of the Tenant’s obligations under the Provisions of this Lease;

c.

Failure to Adhere to Prohibition:  If Tenant shall fail to abide by any of the prohibitions or restrictions in the Provisions of this Lease;

d.

Execution, etc.:  If any person or entity shall levy upon, take, or attempt to take the Tenant’s leasehold interest or any part thereof upon execution, attachment or other process of law or if Tenant shall make a general assignment for the benefit of its creditors or if a proceeding is filed against Tenant seeking any such relief;

e.

Desertion:  If the Leased Premises shall be deserted, vacated, abandoned, or business operations shall not be conducted therein for a period of 10 or more consecutive business days, or for more than 30 days during any calendar year;

f.

Succession:  If this Lease or any interest therein shall by operation of law devolve upon or pass to any person or entity other than Tenant;

g.

Trustee:  If a trustee, receiver or liquidator shall be appointed for Tenant or a substantial part of its property; or

h.

Encumbrance:  If Tenant shall mortgage, assign or otherwise encumber its leasehold interest without written consent of Landlord.

35.

Landlord’s Remedies in Case of Default:  All of the rights and remedies of the Landlord set forth in this part of the Lease entitled “Landlord’s Remedies in Case of Default” shall survive the end of the term of this Lease.  If the Tenant defaults, the Landlord may end the term of this Lease and Tenant will thereupon surrender the Leased Premises to the Landlord.  In addition to the right to end the term of this Lease, the Landlord is also entitled to one or more or all of the following remedies and rights upon default by the Tenant:

a.

All Rights and Remedies Available:  The Landlord may pursue all rights and remedies afforded under the Law of the State of Florida;

b.

Take Possession:  The Landlord may immediately, or at any time thereafter, re-enter and resume possession of the Leased Premises and remove all persons and property therefrom either by summary dispossession proceedings, or by force or otherwise, without being liable for any damages therefor.  No re-entry by the Landlord shall be deemed an acceptance of surrender of this Lease;

c.

Relet:  The Landlord may relet the whole or any part of the Leased Premises for a period equal to, or greater, or less than the remainder of the then term of this Lease, at such rental and upon such terms and concessions as the Landlord shall deem reasonable, to any person which it may deem suitable and satisfactory and for any use and purpose which it may deem appropriate.  In no event shall the Landlord be liable in any respect for failure to relet the Leased Premises, or in the event of such reletting, for failure to collect the rent thereunder.  Any sums or other consideration received by the Landlord on a reletting in excess of the Basic Annual Rent and Additional Rent provided for in this Lease shall belong to the Landlord.

d.

Recovery:  If the term of this Lease is ended as a result of default by the Tenant, whether or not the Leased Premises shall be relet, Tenant shall pay to the Landlord upon demand the following amounts:

i

Expenses:  All expenses, including reasonable attorney’s fees, incurred by the Landlord in recovering possession of the Leased Premises;

ii.

Care of Leased Premises:  All reasonable costs for the care of the Leased Premises while vacant;

iii.

Reletting:  All expenses incurred by the Landlord in connection with the reletting or attempted reletting of the Leased Premises or any part thereof, including broker’s commissions, advertising expenses, and the cost of repairing, renovating or remodeling the Leased Premises;

iv.

Rent:  All Basic Annual Rent and Additional Rent, and other charges required to be paid by the Tenant under this Lease, less the rent, if any, collected by the Landlord on reletting the Leased Premises which amount shall be due and payable by the Tenant to the Landlord on the dates on which such Basic Annual Rent and Additional Rent and other charges would have become due and payable had the term of this Lease not been ended.

e.

Separate Suits:  Separate actions may be instituted by the Landlord against the Tenant from time to time for the recovery of damages then accrued, and the Landlord need not wait until the end of the term of this Lease to file such action(s).  Neither the institution of suit nor the entering of judgement therein shall bar the Landlord from bringing a subsequent suit.  Forbearance on the part of the Landlord in the institution of any suit or entry of judgement shall in no way serve rights it may have to claim a merger of such subsequent action by Landlord.  The Tenant hereby waives any rights it may have to claim a merger of such subsequent action in any previous suit or in the judgement entered therein.  Claims for Basic Annual Rent and Additional Rent may be regarded by the Landlord, if it so elects, as separate claims capable of being assigned.

f.

Landlord’s Option:  The Landlord, at its election, which shall be exercised by the service of a written Notice of the Tenant at any time, may collect from the Tenant and the Tenant shall pay in lieu of the sums otherwise becoming due under the Provisions of this Lease after the service of such Notice, an amount equal to the total of the Basic Annual Rent and Additional Rent due under this Lease to the End Date, using the then current amount of the Tenant’s Proportionate Share of the Excess over Base Taxes, assuming that the CPI will increase at the rate of 5% per year, and discounting to present value at a rate of 6%.  The Tenant shall be obligated to pay the foregoing amount, together with the other costs and expenses incurred by the Landlord as a result of the default by the Tenant.

36.

Additional Remedy of Landlord:  Notwithstanding any other part of this Lease, if Tenant shall fail to timely make any payment due under the Provisions of this Lease, or if Tenant shall otherwise fail to timely perform under the Provisions of this Lease, then without demand, and without ending the term of this Leases, Landlord may institute an action or actions against the Tenant from time to time to recover any of the aforesaid sums, or to compel performance, which prior to the final judgement in any such action, suit or proceeding shall then have become due or payable.  Neither the institution of such actions nor entering of judgement therein shall end the term of this Lease, nor shall it bar the Landlord from bringing subsequent actions.  The Tenant hereby expressly waives any right to claim a merger of such subsequent actions in any previous action or in judgements entered therein.

37.

Landlord’s Right to Injunctive and Other Relief:  In the event of a breach or threatened breach by Tenant of any of the Provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.  Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.  Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in event of Landlord obtaining possession of Leased Premises, by reason of default by Tenant under this Lease, or otherwise.

38.

Late Payment Charge: Your rental checks are due on the first of the month for the current month. If the Tenant shall fail to timely pay the Monthly Rent or Additional Rent, the Tenant shall owe to the Landlord and shall pay upon demand the sum of $100 (“late payment charge”) or the maximum lawful charge for each payment which was due and not timely paid. There will be a 10-day grace period from the due date before a late charge is assessed.   The late payment charge is not a penalty, but is the agreed upon liquidated sum that represents the cost to the Landlord as a result of the late payment.  The Landlord’s demand for, and acceptance of, the late payment charge shall not constitute a waiver of the Landlord’s other rights and remedies as provided in this Lease.

39.

Interest on Unpaid Amounts:  All amounts due under this Lease which are not timely paid shall bear interest at the maximum lawful rate, or eighteen percent per annum, whichever is less, from the time when the amount became due until the amount is paid.

40.

Cure Period:

a.

Monetary Defaults:  There is a three (3) day grace period for the making of any payment.  There is no further right to cure, and there is no additional grace period, for the failure to timely make payments.  Notwithstanding the existence of the grace period, the Tenant is still obligated to pay the late payment charge provided for in this Lease.

b.

Non-monetary Defaults:  If Tenant defaults on any of the Provisions of this Lease, except for the obligation to make any payments of money to the Landlord, the Tenant shall cure such default within five (5) days from the date on which Landlord gives Tenant Notice of Default, or, if such default cannot be reasonably cured within such five (5) day period, the Tenant shall promptly proceed in good faith to cure such default and shall continuously and diligently work toward the cure of the default, and shall complete the cure within a reasonable time.

41.

Miscellaneous:

a.

Rules and Regulations: Tenant shall comply with the Rules and Regulations issued from time to time by the Landlord regarding the Property.  The failure to comply with such Rules and Regulations constitutes a default under this Lease.  A copy of the present Rules and Regulations has been received by the Tenant.  The Landlord has the absolute right to change the Rules and Regulations as often as the Landlord deems necessary without Notice to the Tenant and the Tenant shall abide by the changed Rules and Regulations at all times.

b.

All Defaults are Material and Significant: Tenant is bound to perform according to the Provisions of this Lease, and the failure to do so shall in each instance constitute a material breach of this Lease by Tenant.

c.

Non-Waiver:  The failure of Landlord to insist upon a strict performance by Tenant of any of Tenant’s obligations under the Provisions of this Lease, or the Landlord’s failure to exercise any option herein contained, is not a waiver or a relinquishment for the future of any such option or obligation.  The receipt by Landlord of Basic Annual Rent or Additional Rent, with the knowledge of Tenant’s default, shall not be deemed a waiver of such default.  No waiver by the Landlord of any Provisions of this Lease shall have been made unless expresses in writing and signed by the Landlord.

d.

Attorney’s Fees:  The prevailing party in any litigation arising out of or related to this Lease in entitled to the recovery of its reasonable attorney’s fees and costs incurred in such litigation, including but not limited to any expert witness fees.  Litigation shall include trial and any appeals.  Tenant shall pay as Additional Rent any attorney’s fees incurred by Landlord as a result of any default by Tenant, whether or not suit is brought.

e.

Severability:  The Provisions of this Lease are severable.  If any part of this Lease is adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other part of this Lease, and the remainder of this Lease shall remain in full force and effect.

f.

Entire Agreement:  The entire agreement of the parties with respect to the subject matter hereof is set forth in this Lease.  Neither party is relying upon any oral agreements, warranties, nor representations not set forth specifically in this Lease.  This Lease may be cancelled or amended only by an agreement in writing signed by all parties which signed this Lease.

g.

Captions:  The captions contained in this Lease are included for convenience only and shall not limit or affect the construction or interpretation of this Lease.

h.

Recording:  The Landlord has the right to record a short form of this Lease and the Tenant agrees to execute a short form setting forth such provisions hereof as the Landlord deems necessary within 5 days of request therefor by Landlord.  The Tenant shall not under any circumstances record any portion of this Lease.

i.

Brokers:  Tenant represents and warrants to the Landlord that no broker or agent, other then Paul Adams, from Merin-Hunter Codman negotiated or was instrumental in negotiation or consummation of this Lease.   Tenant agrees to indemnify Landlord against any other loss, expense, cost or liability incurred as a result of a claim by any other broker or finder claiming through Tenant and this indemnification shall survive the end of the term of this Lease.

j.

Corporate Authority:  The persons signing this Lease each hereby represent and warrant that i) the execution, delivery and performance of the Provisions of this Lease have been duly and effectively authorized by the officers, directors and shareholders of the Tenant, if Tenant is a corporation and ii) the Provisions of this Lease are binding between Landlord and Tenant upon the execution of this Lease.

k.

Estoppel Certificate:  Within ten (10) days after request therefor by Landlord, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying such facts as shall be reasonably requested.  Tenant’s failure to timely deliver the above-described certificate shall constitute Tenant’s agreement that all matters set forth in such certificate are true as stated therein.

l.

Accord and Satisfaction:  No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease will give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the Landlord.

m.

Successors:  this Lease is binding on Landlord and Tenant and upon their respective permitted successors or assigns.

n.

Law:  This Lease shall be construed and enforced only in accordance with the laws of the State of Florida.  Venue for any litigation hereunder shall be in the county in which the Property is located.

o.

Radon Gas Notification:  In accordance with the requirements of Florida Statutes, the following notice is hereby given:  RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found in Buildings in Florida.  Additional information regarding radon and radon testing may be obtained from your county public health unit.

Landlord:		Tenant:

Wellington Land Development, LLC		The Quantum Group, Inc.

By:	By:
Guy A. Mancini
As Managing Member	Title:

Witnesses:		Witnesses:

1 __________________________________________		1 _________________________________________

2 __________________________________________		2 _________________________________________

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